UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2010 (May 20, 2010)

INTERACTIVE INTELLIGENCE, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-27385 (Commission File Number)	35-1933097 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of principal executive offices, including zip code)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to the 2006 Equity Incentive Plan

At the 2010 Annual Meeting of Shareholders of Interactive Intelligence, Inc. (the “Company”) held on May 20, 2010, the Company’s shareholders approved an amendment to the Interactive Intelligence, Inc. 2006 Equity Incentive Plan (the “2006 Plan”). The amendment increased the total number of shares of the Company’s common stock available for issuance under the 2006 Plan by 1,200,000 from 2,150,000 shares to 3,350,000 shares.

The foregoing description of the amended 2006 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Interactive Intelligence, Inc. 2006 Equity Incentive Plan, As Amended May 20, 2010, which is filed as Exhibit 10.33 hereto, is incorporated herein by reference and constitutes a part of this report.

Item 5.07    Submission of Matters to a Vote of Security Holders.

    The Company's 2010 Annual Meeting of Shareholders was held on May 20, 2010 to:

•	elect two directors to hold office for a term of three years or until their successors are elected and have qualified;
•	approve an amendment to the 2006 Plan; and
•	consent to the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2010.

    At the 2010 Annual Meeting of Shareholders, the Company’s shareholders elected Mark E. Hill and Michael C. Heim to serve as directors, to hold office until the 2013 Annual Meeting of Shareholders or until their successors are elected and have qualified, approved the amendment to the 2006 Plan and consented to the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2010, as follows:

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Election of Directors:
Mark E. Hill	11,754,637	854,967	2,710,639
Michael C. Heim	11,559,425	1,050,179	2,710,639

	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Vote on Proposals:
To approve the amendment to the 2006 Plan	8,326,409	4,274,852	8,343	2,710,639
To consent to the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2010	15,140,355	82,084	97,804	0

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits:

The following item is filed as an exhibit to this Current Report on Form 8-K:

10.33	Interactive Intelligence, Inc. 2006 Equity Incentive Plan, As Amended May 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence, Inc. (Registrant)

Date: May 24, 2010	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Vice President of Finance and Administration, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.33	Interactive Intelligence, Inc. 2006 Equity Incentive Plan, As Amended May 20, 2010